Exhibit 10.45

ADVANCE AUTO PARTS, INC.

_________________________

SECOND SUPPLEMENTAL INDENTURE

Dated as of May 27, 2011

_________________________

to the

INDENTURE

Dated as of April 29, 2010

among

ADVANCE AUTO PARTS, INC.

as Issuer,

EACH OF THE SUBSIDIARY GUARANTORS FROM

TIME TO TIME PARTY HERETO

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

Table of Contents

Page

ARTICLE I	Definitions	1

SECTION 1.01.	Definitions	1

ARTICLE II	Release of WASCO Parties	2

SECTION 2.01.	Release of Subsidiary Guarantors	2

ARTICLE III	Miscellaneous	2

SECTION 3.01.	Ratification of Original Indenture; Supplemental Indentures Part of Original Indenture	2

SECTION 3.02.	Concerning the Trustee	2

SECTION 3.03.	Counterparts	2

SECTION 3.04.	GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND SERVICES	2

SECOND SUPPLEMENTAL INDENTURE, dated as of May 27, 2011 (this “Second Supplemental Indenture”), to the Indenture, dated as of April 29, 2010 (as amended, supplemented or otherwise modified, the “Original Indenture”), among ADVANCE AUTO PARTS, INC., a Delaware corporation (the “Company”), THE SUBSIDIARY GUARANTORS listed on the signature page hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered the Original Indenture;

WHEREAS, Sections 9.01(i) and 10.05 of the Original Indenture provide, among other things, that the Company, the Subsidiary Guarantors and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of releasing any Subsidiary Guarantors under the conditions specified in the Original Indenture;

WHEREAS, the guarantees by Western Auto Supply Company; Western Auto of Puerto Rico, Inc.; and Western Auto of St. Thomas, Inc. (collectively, the “WASCO Parties”) of the Revolving Credit Facility (as defined in the Original Indenture) have been terminated (the “Guaranty Releases”) in connection with the refinancing of the Revolving Credit Facility;

WHEREAS, by virtue of the Guaranty Releases, and the fact that the WASCO Parties are not guarantors of any other Credit Facility Debt or Capital Markets Debt of the Company or any Subsidiary of the Company and no Default or Event of Default is continuing, Section 10.05 of the Indenture provides that the WASCO Parties are automatically and unconditionally released from their Subsidiary Guarantees under the Original Indenture and;

WHEREAS, the Company has requested the Trustee to enter into this Second Supplemental Indenture for the purpose of confirming the release of the WASCO Parties as Subsidiary Guarantors pursuant to Section 10.05;

WHEREAS, all action on the part of the Company necessary to authorize this Second Supplemental Indenture (the Original Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, being hereinafter called the “Indenture”) has been duly taken;

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

ARTICLE I

Definitions

SECTION 1.01. Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.  The rules of interpretation set forth in the Original Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

Release of WASCO Parties

SECTION 2.01. Release of Subsidiary Guarantors.  Pursuant to Section 10.05 of the Indenture, the release of the WASCO Parties as Subsidiary Guarantors under the Indenture is hereby confirmed.  The remaining Subsidiary Guarantors as of the date hereof are those identified as such on the signature pages hereto.

ARTICLE III

Miscellaneous

SECTION 3.01. Ratification of Original Indenture; Supplemental Indentures Part of Original Indenture.  Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Second Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every Holder heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 3.02. Concerning the Trustee.  The recitals contained herein, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.  The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or of the Notes.

SECTION 3.03. Counterparts.  This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 3.04. GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND SERVICES.  THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.  EACH OF THE COMPANY, EACH SUBSIDIARY GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.  To the fullest extent permitted by applicable law, the Company and each Subsidiary Guarantor hereby irrevocably submit to the non-exclusive jurisdiction of any federal or State court located in the Borough of Manhattan in The

2

City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Securities and irrevocably agree that all claims in respect of such suit or proceeding may be determined in any such court. The Company and each Subsidiary Guarantor irrevocably waive, to the fullest extent permitted by law, any objection which they may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum. The Company and each Subsidiary Guarantor agree that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon them, and may be enforced in any courts to the jurisdiction of which the Company and each Subsidiary Guarantor are subject by a suit upon such judgment, provided, that service of process is effected upon the Company and each Subsidiary Guarantor in the manner specified herein or as otherwise permitted by law. The Company and each Subsidiary Guarantor hereby irrevocably designate and appoint National Registered Agents, Inc. (in all jurisdictions except Virginia where the Company and each Subsidiary Guarantor hereby irrevocably designate and appoints Sarah Powell) (the “Process Agent”) as their authorized agent for purposes of this section, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company or any Subsidiary Guarantor. The Company and each Subsidiary Guarantor further agree that service of process upon the Process Agent and written notice of said service to the Company and each Subsidiary Guarantor, mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company and each Subsidiary Guarantor, in any such suit or proceeding. The Company and each Subsidiary Guarantor further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary, to continue such designation and appointment of the Process Agent in full force and effect so long as the Company and each Subsidiary Guarantor, have any outstanding obligations under this Indenture. To the extent the Company or any Subsidiary Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company or such Subsidiary Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Indenture to the extent permitted by law.

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IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

ADVANCE AUTO PARTS, INC.,
By

Michael A. Norona
Executive Vice President and Chief Financial Officer

ADVANCE AUTO INNOVATIONS, LLC
By

Michael A. Norona
Executive Vice President and Treasurer

ADVANCE AUTO OF PUERTO RICO, INC.
By

Michael A. Norona
Executive Vice President and Treasurer

ADVANCE PATRIOT, INC.
By

Michael A. Norona
Vice President and Treasurer

ADVANCE STORES COMPANY, INCORPORATED
By

Michael A. Norona
Executive Vice President and Chief Financial Officer

ADVANCE TRUCKING CORPORATION
By

Michael A. Norona
Executive Vice President and Chief Financial Officer

AUTOPART INTERNATIONAL, INC.
By

Thomas O’Reilly
Chief Financial Officer, Chief Administrative Officer and Treasurer

CROSSROADS GLOBAL TRADING CORP.
By

Michael A. Norona
Executive Vice President, Chief Financial Officer, and Treasurer

DISCOUNT AUTO PARTS, LLC
By

Michael A. Norona
Vice President and Treasurer

E-ADVANCE, LLC
By

Michael A. Norona
Vice President and Treasurer

TTR, INC.
By

Michael A. Norona
Vice President and Treasurer

ADVANCE AUTO BUSINESS SUPPORT, LLC.
By

Michael A. Norona
Executive Vice President and Chief Financial Officer

TRUSTEE

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By
Name:
Title:

S-4